Exhibit 10.12

                                ORTHODONTIX, INC.

                          STOCK OPTION AWARD AGREEMENT

      1. Grant of Option. Orthodontix, Inc., a Florida corporation (the "Company"), hereby grants to Jane Hsiao, Ph.D. (the "Grantee"), an option (the "Option") to purchase 354,601 shares of the common stock, par value $.0001 (which gives effect to the reverse stock split that went into effect on December 29, 2006) (the "Common Stock"), of the Company (the "Shares"), at an exercise price per share equal to $16.70 (the "Exercise Price") subject to the terms and provisions of this Stock Option Award Agreement (the "Option Agreement"). The Company, during the term of the Option, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Option.

      2. Exercise of Option.

            (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the following Vesting Schedule:

        Percentage of Stock              Vesting Date
        -------------------              ------------
        20%                              Sixth   months  after
                                         the Company's  Common
                                         Stock begins  trading
                                         on the American Stock
                                         Exchange

        20%                              on the  first  day of
                                         each six month period
                                         thereafter  such that
                                         all  shall  be  fully
                                         vested  on  the  30th
                                         month    after    the
                                         Company's      Common
                                         Stock begins  trading
                                         on the American Stock
                                         Exchange.

Notwithstanding the foregoing, such vesting schedule shall cease and all unvested options shall remain unvested in the event Grantee ceases to express the willingness to serve on the Board of Directors of the Company and no longer serves on such Board and, if not on the Board of Directors of the Company, ceases to provide and has not provided any services to the Company of the same type that was provided while such Grantee was a member of the Board of Directors ("Continuous Service"). In no event shall the Company issue fractional Shares.

            (b) Acceleration of Award Upon Change in Control.

                  (i) Change in  Control.  Following  a Change in  Control,  the
Options  granted   hereunder   automatically   shall  become  fully  vested  and
exercisable, immediately upon the consummation of such Change in Control.

                  (ii) Definition of "Change in Control". For purposes hereof, a "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                          (A) the direct or indirect  acquisition  by any person
or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates (as such terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of the offeror do not recommend such stockholders accept, or

                          (B) a change in the  composition  of the Board  over a
period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors. For purposes hereof, "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve
(12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                          (c)  Method  of   Exercise.   The   Option   shall  be
exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as set forth in Exhibit A. The exercise notice shall be delivered in person, by certified mail, or by such other reasonable method (including electronic transmission) accompanied by payment of the Exercise Price and all applicable income and employment taxes required to be withheld. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price and all applicable withholding taxes, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) below to the extent such procedure is available to the Grantee at the time of exercise and such an exercise would not violate any applicable law.

                          (d) Taxes.  No Shares will be delivered to the Grantee
or other person pursuant to the exercise of the Option until the Grantee or other person has made reasonable arrangements for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations.


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

      3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any applicable law:

            (a) cash;

            (b) check;

            (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

            (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

            (e) issuance of a note to the extent not prohibited by applicable law;

            (f) payment through a "net exercise" such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

            (g) any combination of the foregoing methods of payment.

      4. Restrictions on Exercise. The Option must be exercised no later than the ten year anniversary of the date of grant (the "Expiration Date"). After the Expiration Date, the Option shall be of no further force or effect and may not be exercised. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date.

      5. Transferability of Option. The Option may be transferred by Grantee to any person so long as Grantee provides notice of such transfer to the Company within five business days of completing such transfer. In addition, Grantee may designate one or more beneficiaries of the Grantee's Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the officer, director, committee of the Board of Directors, Board of Directors or other person designated to administer the terms of the Company's equity incentive compensation (the "Administrator"). Following the death of the Grantee, the Option may be exercised (a) by the person or persons designated under the deceased Grantee's beneficiary


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

designation or (b) in the absence of an effectively designated beneficiary, by the Grantee's legal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

      6. Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option and the Exercise Price shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction.

      7. Tax Consequences. The Grantee may incur tax liability as a result of the Grantee's purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

      8. Entire Agreement: Governing Law. This Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. This Option Agreement is to be construed in accordance with and governed by the internal laws of the State of Florida without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Florida to the rights and duties of the parties. Should any provision of this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

      9. Construction. The captions used in this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      10. Venue and Waiver of Jury Trial. The Company, the Grantee, and the Grantee's assignees (the "parties") agree that any suit, action, or proceeding arising out of or relating to this Option Agreement shall be brought in the United States District Court for the Southern District of Florida (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Florida state court in the County of Miami-Dade) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding


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

brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 10 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

      11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

      12. Definition of "Fair Market Value". As used herein, "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the American Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal;

                  (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be reasonably determined by the Board of Directors of the Company in good faith.

                                END OF AGREEMENT


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

                                                    Accepted by:

                                                    ORTHODONTIX, INC.

                                                    By: /s/ David Aviezer
                                                        ------------------------

                                                    Title: CEO
                                                           ---------------------

                                                    Date: December 31, 2006


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

                                    EXHIBIT A

                                ORTHODONTIX, INC.

                                 EXERCISE NOTICE

Orthodontix, Inc.
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 21000

Attention: Secretary

      1. Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Orthodontix, Inc. (the "Company") under and pursuant to the Stock Option Award Agreement (the "Option Agreement") dated December 31, 2006. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

      2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 6 of the Plan.

      4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.

      5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

      6. Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.


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

      7. Successors and Assigns. The Grantee may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Company and its executors, administrators, successors and assigns.

      8. Construction. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      9. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Florida without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Florida to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

      10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      11. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

      12. Entire Agreement. The Option Agreement is incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.


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

Submitted by:                                       Accepted by:

GRANTEE:                                            ORTHODONTIX, INC.

                                                    By:_________________________

_______________________________                     Title:______________________
(Signature)

Address:                                            Address:

_______________________________                     Orthodontix, Inc.
_______________________________                     2 Snunit Street
                                                    Science Park
                                                    POB 455
                                                    Carmiel, Israel 21000


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